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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               February 22, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                    1-2572               73-1520922
(State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)          File Number)        Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c)  Exhibits
                (99) Information At A Glance for 2000 fourth quarter results

Item 9.    Regulation FD Disclosure
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           On February 19, 2001, we issued a press release relating to our financial results for the fiscal year ended December 31, 2000.

           In response to questions received after our earnings conference call on February 20, 2001, we are furnishing the attached information. We do not intend to update this information, unless we believe it is appropriate or necessary to do so in accordance with the SEC's Regulation FD.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 22nd day of February 2001.


                                                ONEOK, Inc.


                                        By: /s/ Jim Kneale
                                           ---------------------------------
                                            Jim Kneale
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer
                                            (Principal Financial Officer)

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                                 EXHIBIT INDEX


Exhibit Number            Description
--------------            -----------

    99          Information At A Glance for 2000 fourth quarter results

                                       4